10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period December 1, 2004 through May 31, 2005.

Fund

Municipal Bond Fund

Security

Medical University Hospital Authority

Advisor

EIMCO

Transaction
 Date

12/10/04

Cost

$6,438,773

Offering Purchase

0.013%

Broker

Banc of America Securities LLC
Underwriting
Syndicate
Members
Banc of America Securities LLC
Wachovia Securities, Inc.
BB&T Capital Markets


Fund

Municipal Bond Fund

Security

City of New York

Advisor

EIMCO

Transaction
 Date

12/13/04

Cost

$20,729,000

Offering Purchase

0.021%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

City of New York

Advisor

EIMCO

Transaction
 Date

12/13/04

Cost

$4,324,280

Offering Purchase

0.004%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

New Jersey Economic Development Authority School Facilities
Advisor

EIMCO

Transaction
 Date

1/13/2005

Cost

$8,426,025

Offering Purchase

1.071%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Keegan & Co., Inc.
Ramirez & Co., Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

New Jersey Economic Development Authority School Facilities
Advisor

EIMCO

Transaction
 Date

1/13/2005

Cost

$3,336,540

Offering Purchase

0.428%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
Lehman Brothers Inc.
Morgan Keegan & Co., Inc.
Ramirez & Co., Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

The Commonwealth of Massachusetts

Advisor

EIMCO

Transaction
 Date

3/22/2005

Cost

$6,232,860

Offering Purchase

1.246%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
Merrill Lynch, Pierce, Fenner & Smith Inc.
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

City of Charlotte Convention Facilities Project

Advisor

EIMCO

Transaction
 Date

4/15/2005

Cost

$2,622,818

Offering Purchase

7.317%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

City of Charlotte Convention Facilities Project

Advisor

EIMCO

Transaction
 Date

4/15/2005

Cost

$2,745,694

Offering Purchase

7.686%

Broker

Banc of America Securities LLC Underwriting Syndicate Members Banc of America Securities LLC Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

The City of New York

Advisor

EIMCO

Transaction
 Date

4/15/2005

Cost

$10,685,400

Offering Purchase
1.54%
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Bear, Stearns & Co. Inc
Citigroup Global Markets, Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

New York City Municipal Water Finance Authority
Advisor

EIMCO

Transaction
 Date

4/20/2005

Cost

$5,164,350

Offering Purchase

0.86%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
First Albany Capital, Inc.
Goldman, Sachs & Co.
Merrill Lynch & Co.
Wachovia Securities, Inc.